This document has legal consequences. If you do not understand it, consult your attorney. The text of this form may not be altered in any manner without written acknowledgement of all parties.

Form # 2164 01/20

SALE CONTRACT COUNTEROFFER #1

Initiated By: ☑ Seller or ☐ Buyer

SALE CONTRACT DATE: 10/15/2024

PROPERTY: 5410 Misty Crossing Court, Florissant, MO 63034

This Counteroffer is part of an offer to buy or sell property. Carefully read its terms and the terms of any documents referenced as part of the offer.

ANY TERMS AGREED TO FROM A PREVIOUS COUNTEROFFER MUST BE CARRIED FORWARD TO THIS COUNTEROFFER AS WELL AS ANY NEWLY PROPOSED CHANGES. THE TERMS CONTAINED IN THIS COUNTEROFFER TOGETHER WITH THE REMAINING UNCHANGED TERMS OF THE SALE CONTRACT (PLUS ANY ATTACHED ADDENDUM OR RIDERS) SHALL CONSTITUTE THE NEW OFFER.

<u>The Sale Contract Shall Be Changed as Follows:</u>

1. **Paragraph#** 2, **Line#** 37 **or Rider#** ____ is changed as follows: November 13th 2024
2. **Paragraph#** 3, **Line#** 25 **or Rider#** ____ is changed as follows: 345,000.00
3. **Paragraph#** 6, **Line#** 81 **or Rider#** ____ is changed as follows: Uncheck Box
4. **Paragraph#** 6 **Line#** 86 **or Rider#** ____ is changed as follows: Check Box
5. **Paragraph#** 7, **Line#** 133 **or Rider#** ____ is changed as follows: 10 Days
6. The ____ additional attached pages contain terms that are an integral part of this Counteroffer, identified as follows: ____

EXPIRATION: This Counteroffer must be accepted by 7 P m. of 10/16/2024 ("Acceptance Deadline").

Darnell Conners (dotloop verified 10/15/24 9:43 PM CDT HXVA-LUS0-P6TX-WQTM)	Shelly Conners (dotloop verified 10/15/24 9:43 PM CDT VCP4-EQWS-3VQK-YISW)
SIGNATURE DATE	SIGNATURE DATE
Darnell Conners	Shelly Conners
Printed Name	Printed Name

WE ACCEPT THE TERMS SET FORTH IN THE SALE CONTRACT, <u>AS MODIFIED BY THIS COUNTEROFFER</u> (INCLUDING ANY ATTACHED ADDENDUM OR RIDERS).

Signed by: Jeff Talbert on behalf of Arrived Holdings, Inc. and/or Assigns 10/16/2024	
SIGNATURE TIME AND DATE	SIGNATURE TIME AND DATE
Arrived Holdings Inc and/or Assigns	
Printed Name	Printed Name

OR ☐ (initials) **WE REJECT THIS COUNTEROFFER AND MAKE A NEW COUNTEROFFER** ☐

OR ☐ (initials) **WE REJECT THIS COUNTEROFFER** ☐

This document has legal consequences. If you do not understand it, consult your attorney. The text of this form may not be altered in any manner without written acknowledgement of all parties.

Form # 2164 01/20

SALE CONTRACT COUNTEROFFER #1

Initiated By: ☑ Seller or ☐ Buyer

SALE CONTRACT DATE: 10/15/2024

PROPERTY: 5410 Misty Crossing Court, Florissant, MO 63034

This Counteroffer is part of an offer to buy or sell property. Carefully read its terms and the terms of any documents referenced as part of the offer.

ANY TERMS AGREED TO FROM A PREVIOUS COUNTEROFFER MUST BE CARRIED FORWARD TO THIS COUNTEROFFER AS WELL AS ANY NEWLY PROPOSED CHANGES. THE TERMS CONTAINED IN THIS COUNTEROFFER TOGETHER WITH THE REMAINING UNCHANGED TERMS OF THE SALE CONTRACT (PLUS ANY ATTACHED ADDENDUM OR RIDERS) SHALL CONSTITUTE THE NEW OFFER.

<u>The Sale Contract Shall Be Changed as Follows:</u>

1. **Paragraph#** 25, **Line#** 382 **or Rider#** ______ is changed as follows: Uncheck Box

2. **Paragraph#** 25, **Line#** 385 **or Rider#** ______ is changed as follows: check Box

3. **Paragraph#** 30, **Line#** 409 **or Rider#** ______ is changed as follows: 5:00 Pm October 16th 2024

4. **Paragraph#** 25 **Line#** 372 **or Rider#** ______ is changed as follows: Uncheck Box

   Initial: JT | DC 10/16/24 2:04 PM CDT dotloop verified | SC 10/16/24 4:21 PM CDT dotloop verified

5. **Paragraph#** 25, **Line#** 376 **or Rider#** ______ is changed as follows: Check Box

   Initial: JT | DC 10/16/24 4:20 PM CDT dotloop verified | SC 10/16/24 4:21 PM CDT dotloop verified

6. The ______ additional attached pages contain terms that are an integral part of this Counteroffer, identified as follows: ______

EXPIRATION: This Counteroffer must be accepted by 7 P m. of 10/16/2024 ("Acceptance Deadline").

Signed by: Jeff Talbert on behalf of Arrived Holdings, Inc. and/or Assigns — 10/16/2024	Arrived Holdings Inc and/or Assigns
SIGNATURE DATE	SIGNATURE DATE
Printed Name	Printed Name

WE ACCEPT THE TERMS SET FORTH IN THE SALE CONTRACT, <u>AS MODIFIED BY THIS COUNTEROFFER</u> (INCLUDING ANY ATTACHED ADDENDUM OR RIDERS).

Darnell Conners — dotloop verified 10/15/24 9:43 PM CDT J9I0-UOTO-KIAP-XQ43	Shelly Conners — dotloop verified 10/15/24 9:43 PM CDT USUS-MH5N-KFDJ-PCKR
SIGNATURE TIME AND DATE	SIGNATURE TIME AND DATE
Darnell Conners	Shelly Conners
Printed Name	Printed Name

OR ☐ (initials) **WE REJECT THIS COUNTEROFFER AND MAKE A NEW COUNTEROFFER** ☐

OR ☐ (initials) **WE REJECT THIS COUNTEROFFER** ☐